Exhibit 99.2

HOLDINGS COMPUTING

March 2022

Flash

April 2022

Preamble

The following discussion is completely qualified by the legal disclosures on the several pages following this one

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business

The discussion is in line with our principles of being accountable and transparent with shareholders

We operate in a hyper dynamic economic environment. That’s a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities

Litigation Reform Act that reflect our current views with respect to, among other things, our operations,

business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend,"

"may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including,

among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC.

Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

Legal Disclosure & Disclaimer

The material in this presentation has been prepared by Soluna and is general background information about Soluna’s activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation,

taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna’s future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE

PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation,

solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

Any projection, forecast, estimate or other “forward-looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other “forward-looking”

statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD

UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR

CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER

MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE

APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Legal Disclosure & Disclaimer

Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna’s

[nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Use of Estimates in Monthly Presentations

Numbers presented BEFORE the release of Form 10-Q for fourth quarter ended December 31st, 2021, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management’s review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, Company’s

Quarterly Report on Form 10-Q for the period ended June 30, 2021, Company’s Quarterly Report on Form 10-Q for the

period ended September 30, 2021, and the Company’s Annual Report on Form 10-K for the year ended December 31,

2020.

Key Operating Principles

(1) Calculated as a percent of total undiluted shares

Batch-oriented

Computing

like cryptocurrency mining

Excess energy from

renewable sources

We buy curtailed

energy from

renewable power

plants and convert it

to clean, low-cost

global computing.

The

opportunity

beyond

crypto is

Batchable

Computing

Agenda

Business Update

March 2022 results

in detail

In this presentation, we will be covering the

following items:

Business

Update

Business Summary

On track to achieve 1.26 EH/s by the end of Q2 2022. Working on a plan to deliver 30 days early

As of April 8th, 2022, 982.6 PH/s plugged in with more machines on the ground and in-transit

Second quarter proprietary hashrate expected to grow over 36%

Edith facility investment hits 3x return after 22 months

Operations continue to scale. Dorothy site preparation in full swing

Project pipeline continues to be robust as Soluna becomes a leading curtailment solutions provider to the renewable energy business

Our Targets For 2022

Note: 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here.

Our Energized Capacity Ramps Over 150 MW Our Hashrate Scales Over 3 EH

ü w ü w

We achieved our 1 EH/s goal

*Our Hosting JV Commitment is fulfilled

**Management Estimate +/- 30 days

March estimate of 714 PH/s includes impact of forced shutdown at Marie on average hashrate

982.6 PH/s installed as of

April 8th, 2022

36% Prop Mining hashrate growth over the second quarter

17.4 PH/s on the ground to be installed over the upcoming weeks

Remainder of growth

will be Prop Mining

increasing by ~36%

Over 17.4 PH/s on the

ground

We will review each facility

Then look at the consolidated results

Facility Results Review

Edith

Continue to optimize equipment mix at mature facility

Cash Contribution Margin (Non-GAAP) at $108 thousand for March

o BTC equivalent mined decreased by 5% from 4.54 in February to 4.31 in March

o Average Hashrate and MW deployed increased a bit due to optimizing mix of coins mined

As of April 8th, 2022, increased hashrate to 12.7 PH/s

o Average March 2022 hashrate was 11.8 PH/s

Note: Management estimate as of April 8th, 2022. Jan-Mar 2022 Hashrate is average of the month.

24%

33%

(31 days) (28 days)

6%

31%

(31 days)

5%

14%

8%

Edith: Strong Return On Capital Investment

All Capital

Returned

~16 months

2x Capital

Achieved

~22 months

3x Capital

Anticipated

Edith: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual	Actual				Actual				Actual	Actual	Estimate	Estimate	Estimate	Estimate
	Q1 21	Q2 21	Jul 21	Aug 21	Sep 21	Q3 21	Oct 21	Nov 21	Dec 21	Q4 21	FY 21	Jan 22	Feb 22	Mar 22	Q1 22
Revenue	891	988	277	345	284	905	324	317	222	864	3,648	150	185	181	517
Electricity/Direct Costs*	121	133	41	50	49	140	49	54	40	143	537	45	35	51	131
Overhead Costs**	101	71	18	16	28	63	19	24	22	65	300	22	19	22	63
Adjusted Cost of Cryptocurrency Revenue 1* (Non-GAAP)**	$223	$204	$60	$66	$77	$203	$68	$79	$61	$208	$838	$67	$54	$73	$194
Cash Contribution Margin (Non-GAAP)	$668	$784	$217	$278	$206	$702	$256	$238	$161	$656	$2,810	$83	$132	$108	$323
Cash Contribution %	75.0%	79.4%	78.5%	80.8%	72.8%	77.6%	79.1%	75.2%	72.4%	75.9%	77.0%	55.3%	71.1%	59.7%	62.5%
Selling, general and administrative expenses(a) (Non-GAAP)	5	77	38	65	20	123	36	0	50	86	291				
Addback: One-time expenses	4	0	0	0	0	0	0	0	0	0	4				
Adjusted EBITDA Contribution (Non-GAAP)	$666	$707	$179	$213	$187	$579	$221	$238	$111	$570	$2,522				
Adjusted EBITDA Contribution %	74.8%	71.6%	64.7%	61.9%	65.9%	64.0%	68.1%	75.2%	49.7%	66.0%	69.2%				

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment; Includes Soluna profit share from May 2021 onward. Corporate expenses within SG&A at Edith were re-classified in 2021. Chart reflects SG&A without corporate expenses.

Key Operating Metrics:	Q1 21(1)	Q2 21(2)	Jul 21	Aug 21	Sep 21	Q3 21(3)	Oct 21	Nov 21	Dec 21	Q4 21(4)	FY 21(5)	Jan 22	Feb 22	Mar 22	Q1 22(6)
Avg. MW Deployed	1.63	1.76	1.79	1.77	1.74	1.77	1.78	1.78	1.75	1.77	1.73	1.60	1.46	1.57	1.54
Avg. Hashrate (SHA-256, PH/s)(7)	n/a	8.69	10.18	10.38	11.44	10.67	11.85	11.63	10.60	11.36	10.24	9.57	9.01	11.78	10.12
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281
BTC Equivalent Mined	19.65	21.25	8.03	7.54	6.17	21.53	5.60	5.23	4.51	15.44	76.87	3.66	4.54	4.31	12.52

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of October 2021 - December 2021

(5) Average of January 2021 - December 2021

(6) Average of January 2022 - March 2022

(7) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

17

Sophie

Ramped to 385.9 PH/s as of April 8th, 2022

o A 70% increase from the average hashrate of 226.6 PH/s in March

o Significant ramp up of installed machines at the end of March

Cash Contribution Margin (Non-GAAP) increased 60% to $753 thousand in March from $472 thousand in February

Margins will increase to steady-state levels as hashrate ramps

As of March 1, 2022, Sophie is on its long-term power contract which should enhance margins.

Uptime is about 85%, rate usually varies from 2.5 ¢ per kWh to 2.7 ¢ per kWh

(31 days) (28 days)

12% 3%

3%

70%

(31 days)

19%

7% 7%

Note: Management estimate as of April 8th, 2022. Jan-Mar 2022 Hashrate is average of the month. April 8th hashrate is maximum hashrate, excludes curtailment at site.

Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Estimate Jan 22	Estimate Feb 22	Estimate Mar 22	Estimate Q1 22
Revenue	543	1,048	1,181	2,772	2,772	1,294	1,132	1,382	3,808
Electricity/Direct Costs*	284	232	369	884	884	349	574	516	1,438
Overhead Costs	68	77	139	284	307	57	87	114	257
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$352**	**$310**	**$507**	**$1,169**	**$1,191**	**$405**	**$660**	**$629**	**$1,695**
Cash Contribution Margin (Non-GAAP)	**$192**	**$738**	**$674**	**$1,604**	**$1,581**	**$888**	**$472**	**$753**	**$2,113**
Cash Contribution %	**35.3%**	**70.5%**	**57.0%**	**57.8%**	**57.0%**	**68.7%**	**41.7%**	**54.5%**	**55.5%**
Cash Contribution Margin excluding Tornado (Non-GAAP)	**$192**	**$738**	**$775**	**$1,705**	**$1,683**	**$888**	**$472**	**$753**	**$2,113**
Selling, general and administrative expenses[a] (Non-GAAP)	26	5	11	42	354				
Addback: One-time expenses	21	0	0	21	21				
Adjusted EBITDA Contribution (Non-GAAP)	**$186**	**$733**	**$765**	**$1,684**	**$1,350**				
Adjusted EBITDA Contribution %	**34.2%**	**70.0%**	**64.8%**	**60.7%**	**48.7%**				

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

Key Operating Metrics:	Oct 21	Nov 21	Dec 21	Q4 21[1]	FY 21[1]	Jan 22	Feb 22	Mar 22	Q1 22[2]
Avg. MW Deployed	4.43	7.63	10.12	7.39	7.39	13.83	14.10	13.29	13.74
Avg. Hashrate (SHA-256, PH/s)	42.32	77.64	157.37	92.44	92.44	205.95	211.78	226.63	214.79
Avg. BTC Price	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281
BTC Equivalent Mined	9.38	17.29	23.97	49.56	58.42	31.47	27.77	32.93	92.23

(1) Average of October 2021 - December 2021

(2) Average of January 2022 - March 2022

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

19

Marie

Prop Mining hashrate increased 37% from average 213.2 PH/s in March to 292.0 PH/s on

April 8th

o In April, Margins and BTC equivalent mined per day will increase proportionately

In March, facility experienced a near complete shut down for several days due to failure of electrical infrastructure outside of Soluna’s responsibility and purview

o Utilized some of this time to perform planned maintenance and reduce future planned downtime

o Some key learnings: The company needs to interject itself to inspect and assure excellence in preventive maintenance of electrical infrastructure that feeds its facilities, even if the infrastructure is not owned or maintained by Soluna

o Site is back online, and we continue to maximize our hashrate at this facility

14%

26% 19%

6%

(31 days)

8%

2%

30%

(28 days) (31 days)

Note: Management estimate as of April 8th, 2022. Jan-Mar 2022 Hashrate is average of the month.

Marie: Impact of forced shutdown

*Note: Management estimate

($ in 000s)

Estimate Shutdown Estimate

Mar 22 Impact* Pro-Forma

Revenue (Non-GAAP) $1,637 $319 $1,956

Prop Mining 1,191 249 1,440

Hosted JV 446 70 515

Cash Contribution Margin (Non-GAAP) $867 $163 $1,031

Prop Mining 774 149 923

Hosted JV 93 14 107

Marie

Forced shutdown led to a reduction in revenue of $319 thousand (or 7.59 BTC equivalent mined)

and Cash Contribution Margin of $163 thousand

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie “Prepaid Lease Cost” August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Estimate Jan 22	Estimate Feb 22	Estimate Mar 22	Estimate Q1 22
Revenue (Non-GAAP)	$104	$668	$217	$598	$647	$1,463	$1,274	$1,267	$1,813	$4,354	$6,589	$1,561	$1,759	$1,637	$4,957
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512	1,032	1,264	1,191	3,488
Hosting	0	0	0	104	245	349	481	672	575	1,729	2,078	529	495	446	1,470
Electricity/Direct Costs*	$23	$190	$76	$99	$216	$392	$336	$381	$562	$1,279	$1,884	$576	$639	$606	$1,821
Prop Mining	23	190	76	71	61	208	83	70	236	389	811	249	290	254	793
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	352	1,028
Overhead Costs	$0	$0	$0	$30	$24	$54	$59	$112	$118	$290	$345	$57	$97	$163	$317
Prop Mining	0	0	0	30	24	54	59	112	118	290	345	57	97	163	317
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2 (Non-GAAP)**	$23	$190	$76	$130	$240	$446	$395	$494	$681	$1,569	$2,229	$632	$736	$770	$2,138
Prop Mining	23	190	76	101	85	263	143	182	355	679	1,155	306	387	417	1,110
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	352	1,028
Cash Contribution Margin (Non-GAAP)	$81	$478	$141	$468	$407	$1,016	$879	$773	$1,132	$2,785	$4,361	$929	$1,023	$867	$2,819
Prop Mining	81	478	141	393	317	851	650	413	883	1,946	3,357	726	877	774	2,377
Hosting	0	0	0	75	90	166	229	360	249	839	1,004	203	146	93	442
Cash Contribution % (Non-GAAP)	78.1%	71.6%	64.8%	78.3%	62.9%	69.5%	69.0%	61.0%	62.5%	64.0%	66.2%	59.5%	58.2%	53.0%	56.9%
Prop Mining	78.1%	71.6%	64.8%	79.5%	78.9%	76.4%	82.0%	69.4%	71.3%	74.1%	74.4%	70.3%	69.4%	65.0%	68.2%
Hosting	n/a	n/a	n/a	72.8%	36.7%	47.4%	47.5%	53.6%	43.3%	48.5%	48.3%	38.3%	29.5%	20.9%	30.1%
Cash Contribution Margin excl. Tornado & Shutdown (Non-GAAP)	$81	$478	$141	$468	$407	$1,016	$879	$773	$1,166	$2,818	$4,394	$929	$1,023	$1,031	$2,983
Selling, general and administrative expenses[(a)] (Non-GAAP)	360	83	10	429	101	539	65	4	9	77	1,059				
Addback: One-time expenses	347	37	0	400	86	486	2	0	8	10	880				
Adjusted EBITDA Contribution (Non-GAAP)	$68	$432	$131	$439	$393	$963	$817	$769	$1,165	$2,752	$4,215				
Adjusted EBITDA Contribution %	65.7%	64.7%	60.5%	73.4%	60.6%	65.8%	64.1%	60.7%	64.3%	63.2%	64.0%				

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

22

Marie: Operating Metrics(A)

Key Operating Metrics:	Q1 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	Dec 21	Q4 21[3]	FY 21[4]	Jan 22	Feb 22	Mar 22	Q1 22[5]
Avg. MW Deployed	0.00	1.58	1.49	2.36	5.41	3.09	8.80	10.67	12.45	10.64	7.46	14.75	17.29	15.61	15.88
Prop Mining	0.00	1.58	1.49	2.04	1.74	1.76	2.50	2.59	4.32	3.14	2.16	6.95	8.79	7.11	7.62
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.50	8.27
Avg. Hashrate (SHA-256, PH/s)	-	12.80	11.94	50.21	113.72	58.62	262.05	313.53	398.72	324.77	205.06	400.93	475.58	447.90	441.47
Prop Mining	-	12.80	11.94	40.42	32.39	28.25	63.93	36.24	143.98	81.38	40.81	148.73	218.16	213.18	193.36
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	234.72	248.11
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48	140.99	141.57	76.76	119.77
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281
BTC Equivalent Mined	2.30	14.37	6.30	13.09	14.09	34.80	22.00	20.90	36.81	77.85	138.87	37.96	43.16	39.01	120.09
Prop Mining	2.30	14.37	6.30	10.82	8.75	26.49	13.69	9.81	25.13	46.94	95.08	25.10	31.01	28.39	84.48
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	11.68	30.91	43.79	12.86	12.15	10.62	35.60

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

23

Site Consolidation

Combined installed hashrate increased by 43% to 982.6 PH/s over average 686.3 PH/s in March

Marie forced shutdown negatively impacted revenue and margins

o Issue has been resolved and team proactively managing site, including infrastructure outside of Soluna’s responsibility and purview

On track to achieve 1.26 EH/s by the end of Q2 2022

3% 14%

13%

43%

(31 days) (28 days) (31 days)

11% 0%

1%

Note: Management estimate as of April 8th, 2022. Jan-Mar 2022 Hashrate is average of the month.

Consolidated Soluna Computing Non-GAAP Historical Financials[A]

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Estimate Jan 22	Estimate Feb 22	Estimate Mar 22	Estimate Q1 22
Revenue (Non-GAAP)	$995	$1,657	$494	$943	$931	$2,368	$2,142	$2,632	$3,216	$7,990	$13,010	$3,005	$3,077	$3,200	$9,282
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932	2,476	2,581	2,754	7,812
Hosting	0	0	0	104	245	349	481	672	575	1,729	2,078	529	495	446	1,470
Electricity/Direct Costs*	$143	$324	$117	$149	$265	$532	$669	$668	$971	$2,307	$3,306	$970	$1,247	$1,173	$3,389
Prop Mining	143	324	117	121	110	348	416	356	645	1,417	2,232	643	898	820	2,361
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	352	1,028
Overhead Costs	$109	$72	$18	$47	$67	$132	$146	$214	$279	$639	$952	$135	$203	$299	$637
Prop Mining	109	72	18	47	67	132	146	214	279	639	952	135	203	299	637
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	$251	$396	$136	$196	$332	$664	$815	$882	$1,249	$2,946	$4,258	$1,105	$1,450	$1,472	$4,026
Prop Mining	251	396	136	168	177	481	562	570	923	2,056	3,184	779	1,101	1,119	2,999
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	352	1,028
Cash Contribution Margin (Non-GAAP)	$744	$1,261	$358	$747	$599	$1,703	$1,327	$1,750	$1,967	$5,044	$8,752	$1,900	$1,627	$1,728	$5,255
Prop Mining	744	1,261	358	671	509	1,538	1,098	1,390	1,718	4,206	7,748	1,698	1,481	1,635	4,813
Hosting	0	0	0	75	90	166	229	360	249	839	1,004	203	146	93	442
Cash Contribution % (Non-GAAP)	74.8%	76.1%	72.5%	79.2%	64.3%	71.9%	62.0%	66.5%	61.2%	63.1%	67.3%	63.2%	52.9%	54.0%	56.6%
Prop Mining	74.8%	76.1%	72.5%	80.0%	74.2%	76.2%	66.1%	70.9%	65.0%	67.2%	70.9%	68.6%	57.4%	59.4%	61.6%
Hosting	n/a	n/a	n/a	72.8%	36.7%	47.4%	47.5%	53.6%	43.3%	48.5%	48.3%	38.3%	29.5%	20.9%	30.1%
Cash Contribution Margin excl. Tornado & Shutdown (Non-GAAP)	$744	$1,261	$358	$747	$599	$1,703	$1,327	$1,750	$2,102	$5,179	$8,888	$1,900	$1,627	$1,891	$5,418
Selling, general and administrative expenses[a] (Non-GAAP)	563	292	68	617	346	1,031	161	297	940	1,398	3,284				
Addback: One-time expenses[b] (Non-GAAP)	512	37	0	500	150	649	23	0	347	370	1,568				
Addback: Non-cash stock compensation	0	0	0	0	0	0	0	0	233	233	233				
Adjusted EBITDA Contribution (Non-GAAP)	$693	$1,006	$290	$629	$403	$1,321	$1,190	$1,453	$1,742	$4,385	$7,405				
Adjusted EBITDA Contribution %	69.6%	60.7%	58.6%	66.7%	43.2%	55.8%	55.5%	55.2%	54.2%	54.9%	56.9%				

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment; (b) Management Estimate

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

25

Consolidated Soluna Computing Operating Metrics(A)

Key Operating Metrics:	Q1 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	Dec 21	Q4 21[3]	FY 21[4]	Jan 22	Feb 22	Mar 22	Q1 22[5]
Avg. MW Deployed	1.63	3.34	3.28	4.13	7.15	4.85	15.01	20.09	24.31	19.80	9.33	30.18	32.85	30.47	31.17
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	6.39	22.38	24.35	21.97	22.90
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.50	8.27
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12	616.45	696.37	686.31	666.38
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86	364.25	438.95	451.59	418.26
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	234.72	248.11
Avg. Hashrate (Scrypt, GH/s)	-	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48	140.99	141.57	76.76	119.77
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281
BTC Equivalent Mined	21.95	35.64	14.34	20.62	20.27	56.33	36.99	43.42	65.29	142.85	274.18	73.09	75.47	76.25	224.84
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39	60.23	63.32	65.63	189.23
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	11.68	30.91	43.79	12.86	12.15	10.62	35.60

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

26

A Closer Look At SG&A

(1) Includes non-recurring cash compensation, consultant fees/expenses, legal fees/expenses

Note: Non-recurring expenses are management estimates

($ in 000s) Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022

Selling, general & administrative expenses ("SG&A") (GAAP) $ 1,298 $ 2,503 $ 2,317 $ 4,633 $ 10,752

Non-recurring cash expenses:

Related to sale of Instruments business segment $ - $ - $ 51 $ 57 $ 108

Exchange registration expenses $ 250 $ 43 $ - $ - $ 293

Soluna acquisition-related expenses $ - $ 355 $ 73 $ (77) $ 351

Operations & management fees $ 170 $ - $ 482 $ 21 $ 672

Other non-recurring cash expenses(1) $ 309 $ 94 $ 193 $ 442 $ 1,037

Total Non-recurring cash expenses $ 729 $ 492 $ 798 $ 443 $ 2,462

Non-recurring non-cash expenses:

Depreciation & amortization $ - $ - $ 0 $ 1,581 $ 1,581

Non-cash stock expenses $ 29 $ 999 $ 328 $ 582 $ 1,938

Total Non-recurring non-cash expenses $ 29 $ 999 $ 328 $ 2,163 $ 3,519

Adjusted SG&A (Non-GAAP) $ 541 $ 1,011 $ 1,191 $ 2,027 $ 4,771

Comparing Q1 2022 Performance To Illustration

Macro factors such as BTC Price and Network Difficulty should be considered while making the comparison

o Illustration assumed flat BTC price of $45,000

We rolled off Legacy Hosting customer at Marie earlier than anticipated, resulting in underabsorption of overhead, thereby negatively impacting margins

We will provide further detail and comparison of our first quarter performance to the illustration once the 10-Q is released

Appendix

Earnings

Power

Illustration:

Various BTC

Prices

Note: The three scenarios represent

changes in BTC price only

(in 000's) Q1-22 Q2-22 Q3-22 Q4-22 FY22 Q1-23

Scenario 1: BTC is $20,000

Total Revenue 6,528 7,450 12,062 20,104 46,145 25,393

Contribution Margin (Non-GAAP) 3,437 3,932 7,344 13,372 28,085 17,483

Contribution Margin % 52.6% 52.8% 60.9% 66.5% 60.9% 68.8%

Run-Rate Contribution Margin 13,747 15,728 29,377 53,487 - 69,930

Scenario 2: BTC is $45,000

Total Revenue 10,328 14,612 22,223 35,300 82,462 42,755

Contribution Margin (Non-GAAP) 7,236 11,093 17,505 28,567 64,402 34,845

Contribution Margin % 70.1% 75.9% 78.8% 80.9% 78.1% 81.5%

Run-Rate Contribution Margin 28,945 44,374 70,022 114,268 - 139,378

Scenario 3: BTC is $60,000

Total Revenue 12,667 19,220 29,164 46,394 107,445 56,334

Contribution Margin (Non-GAAP) 9,575 15,702 24,446 39,662 89,385 48,424

Contribution Margin % 75.6% 81.7% 83.8% 85.5% 83.2% 86.0%

Run-Rate Contribution Margin 38,301 62,808 97,785 158,647 - 193,697

Combined Gross PH/s 1,000 1,261 2,001 3,008 3,008 4,000

(1) 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here.

Repeated From Our Earnings Power Illustration(1)

Our data centers are named after catalyzers

TNT — Renamed to → **Edith**

Edith Clarke was a pioneer in electrical engineering & power transmission. She was a first in so many ways. The first woman to earn an MSc degree at MIT in 1919. The first woman employed as an electrical engineer at General Electric in 1921. The first full-time electrical engineering professor in 1947, at University of Texas. We're influenced by Edith's firsts. It drives us to help make renewable, affordable energy the world's primary power source.

Anaconda — Renamed to → **Sophie**

Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors in more simple ways. We're building a data center to help the grid. We're using Sophie's methods to blend details and simplicity for our first greenfield project.

Python — Renamed to → **Marie**

Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. She won two Nobel Prizes. In pursuit of the truth, Soluna is constructing a data center with complete transparency to help make the grid stable. Why such transparency? So, everyone can see & know what must happen, to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. But no longer.

31

Impact of Tornado on December 2021 site-level economics

($ in 000s)	Sophie			Marie			Edith	Estimate
	Estimate Dec 21	Tornado Impact*	Estimate Pro-Forma	Estimate Dec 21	Tornado Impact*	Estimate Pro-Forma	Estimate Dec 21	Combined Pro-Forma Dec 21
Revenue (Non-GAAP)	**$1,181**	**$185**	**$1,366**	**$1,840**	**$56**	**$1,895**	**$222**	**$3,484**
Prop Mining	1,181	185	1,366	1,238	40	1,278	222	2,866
Hosted JV	-	-	-	602	16	618	-	618
Cash Contribution Margin (Non-GAAP)	**$657**	**$102**	**$759**	**$1,181**	**$34**	**$1,215**	**$164**	**$2,138**
Prop Mining	657	102	759	905	28	933	164	1,856
Hosted JV	-	-	-	276	5	281	-	281

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

32

*Estimate

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Estimate Jan 22	Estimate Feb 22	Estimate Mar 22	Estimate Q1 22
Revenue	$995	$1,657	$494	$1,366	$1,264	$3,124	$2,437	$2,811	$3,321	$8,569	$14,345	$3,057	$3,077	$3,200	$9,333
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932	2,476	2,581	2,754	7,812
Hosting	0	0	0	527	579	1,106	776	851	680	2,307	3,413	580	495	446	1,521
Electricity/Direct Costs*	$143	$324	$117	$640	$671	$1,428	$1,025	$947	$1,191	$3,164	$5,059	$1,095	$1,333	$1,296	$3,724
Prop Mining	143	324	117	190	171	479	468	415	710	1,593	2,539	720	989	911	2,620
Hosting	0	0	0	450	500	950	557	532	481	1,570	2,520	375	344	385	1,104
Overhead Costs	$109	$72	$18	$37	$81	$136	$129	$174	$246	$549	$865	$140	$208	$267	$615
Prop Mining	109	72	18	37	81	136	129	174	246	549	865	140	208	267	615
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	$251	$396	$136	$677	$752	$1,564	$1,154	$1,121	$1,437	$3,712	$5,923	$1,236	$1,541	$1,563	$4,339
Prop Mining	251	396	136	227	252	615	597	589	956	2,142	3,403	860	1,197	1,178	3,234
Hosting	0	0	0	450	500	950	557	532	481	1,570	2,520	375	344	385	1,104
Contribution Margin (Non-GAAP)	$744	$1,261	$358	$689	$513	$1,560	$1,283	$1,690	$1,884	$4,856	$8,422	$1,821	$1,536	$1,637	$4,994
Prop Mining	744	1,261	358	612	434	1,404	1,064	1,371	1,685	4,119	7,529	1,616	1,385	1,576	4,577
Hosting	0	0	0	77	79	156	219	319	199	737	893	205	151	61	417
Contribution % (Non-GAAP)	74.8%	76.1%	72.5%	50.5%	40.5%	49.9%	52.6%	60.1%	56.7%	56.7%	58.7%	59.6%	49.9%	51.2%	53.5%
Prop Mining	74.8%	76.1%	72.5%	72.9%	63.3%	69.6%	64.1%	70.0%	63.8%	65.8%	68.9%	65.3%	53.6%	57.2%	58.6%
Hosting	n/a	n/a	n/a	14.7%	13.6%	14.1%	28.2%	37.5%	29.3%	31.9%	26.2%	35.3%	30.5%	13.6%	27.4%
Selling, general and administrative expenses[a] (Non-GAAP)	563	292	68	617	346	1,031	161	297	940	1,398	3,284				
Addback: One-time expenses[b] (Non-GAAP)	512	37	0	500	150	649	23	0	347	370	1,568				
Addback: Non-cash stock compensation	0	0	0	0	0	0	0	0	233	233	233				
Adjusted EBITDA Contribution (Non-GAAP)	$693	$1,006	$290	$572	$317	$1,178	$1,145	$1,393	$1,524	$4,062	$6,939				
Adjusted EBITDA Contribution %	69.6%	60.7%	58.6%	41.9%	25.0%	37.7%	47.0%	49.5%	45.9%	47.4%	48.4%				

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment; (b) Management Estimate

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

33

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	Dec 21	Q4 21[3]	FY 21[4]	Jan 22	Feb 22	Mar 22	Q1 22[5]
Avg. MW Deployed	1.63	3.34	3.28	14.32	15.67	11.09	22.21	24.61	27.36	24.73	9.79	31.44	32.85	30.47	31.59
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	4.79	22.38	24.35	21.97	22.90
Hosted MW (Legacy)	-	-	-	10.18	8.52	9.35	7.20	4.52	3.05	4.92	6.69	1.26	0.00	0.00	0.42
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.50	8.27
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12	616.45	696.37	686.31	666.38
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86	364.25	438.95	451.59	418.26
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	234.72	248.11
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	143.61	140.99	141.57	76.76	119.77
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281
BTC Equivalent Mined	21.95	35.64	14.34	29.88	27.52	74.33	42.08	46.37	67.42	153.20	302.33	74.35	75.47	76.25	226.09
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39	60.23	63.32	65.63	189.23
Hosting	-	-	-	11.53	12.60	26.31	13.40	14.04	13.81	41.25	71.93	14.12	12.15	10.62	36.85

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

34

Marie: Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Estimate Jan 22	Estimate Feb 22	Estimate Mar 22	Estimate Q1 22
Revenue	$104	$668	$217	$1,021	$981	$2,219	$1,569	$1,446	$1,918	$4,933	$7,925	$1,612	$1,759	$1,637	$5,009
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512	1,032	1,264	1,191	3,488
Hosting	0	0	0	527	579	1,106	776	851	680	2,307	3,413	580	495	446	1,521
Electricity/Direct Costs*	$23	$190	$76	$590	$622	$1,288	$693	$660	$783	$2,136	$3,637	$701	$724	$730	$2,155
Prop Mining	23	190	76	140	122	338	135	128	302	566	1,117	326	381	345	1,051
Hosting	0	0	0	450	500	950	557	532	481	1,570	2,520	375	344	385	1,104
Overhead Costs	$0	$0	$0	$20	$38	$58	$42	$72	$86	$200	$258	$61	$102	$131	$295
Prop Mining	0	0	0	20	38	58	42	72	86	200	258	61	102	131	295
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	$23	$190	$76	$610	$660	$1,347	$734	$733	$869	$2,336	$3,895	$763	$827	$860	$2,450
Prop Mining	23	190	76	161	160	397	177	201	388	766	1,375	387	483	476	1,346
Hosting	0	0	0	450	500	950	557	532	481	1,570	2,520	375	344	385	1,104
Contribution Margin (Non-GAAP)	$81	$478	$141	$411	$321	$873	$835	$713	$1,049	$2,597	$4,030	$850	$933	$777	$2,559
Prop Mining	81	478	141	334	242	717	616	394	850	1,860	3,136	645	781	716	2,142
Hosting	0	0	0	77	79	156	219	319	199	737	893	205	151	61	417
Contribution % (Non-GAAP)	78.1%	71.6%	64.8%	40.2%	32.7%	39.3%	53.2%	49.3%	54.7%	52.6%	50.8%	52.7%	53.0%	47.4%	51.1%
Prop Mining	78.1%	71.6%	64.8%	67.5%	60.3%	64.4%	77.6%	66.3%	68.7%	70.8%	69.5%	62.5%	61.8%	60.1%	61.4%
Hosting	n/a	n/a	n/a	14.7%	13.6%	14.1%	28.2%	37.5%	29.3%	31.9%	26.2%	35.3%	30.5%	13.6%	27.4%
Selling, general and administrative expenses[(a)] (Non-GAAP)	360	83	10	429	101	539	65	4	9	77	1,059				
Addback: One-time expenses	347	37	0	400	86	486	2	0	8	10	880				
Adjusted EBITDA Contribution (Non-GAAP)	$68	$432	$131	$382	$307	$820	$772	$709	$1,049	$2,531	$3,851				
Adjusted EBITDA Contribution %	65.7%	64.7%	60.5%	37.4%	31.3%	36.9%	49.2%	49.1%	54.7%	51.3%	48.6%				

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

35

Reconciliation of non-GAAP

results of operations to the

nearest comparable GAAP

measures

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $517 $5,009 $3,808 $0 $9,333

less Legacy Hosting Revenue 0 52 0 0 52

Revenue (Non-GAAP) $517 $4,957 $3,808 $0 $9,282

Q1 2022

Soluna Computing

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $517 $5,009 $3,808 $0 $9,333

Cost of cryptocurrency revenue (GAAP):

Electricity/Direct costs* 131 2,155 1,438 0 3,724

Overhead costs 155 1,962 1,820 0 3,936

Total cost of cryptocurrency revenue (GAAP) $285 $4,118 $3,258 $0 $7,660

Depreciation 91 1,668 1,563 0 3,322

Project Equipment Repairs 0 0 0 0 0

Adjusted Non-GAAP Cost of Revenue 1** $194 $2,450 $1,695 $0 $4,339

less Legacy Hosting Cost of Revenue 0 54 0 0 54

less Prepaid Lease Cost 0 258 0 0 258

Adjusted Non-GAAP Cost of Revenue 2** $194 $2,138 $1,695 $0 $4,026

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Q1 2022

Soluna Computing

Reconciliation Of Non-GAAP Results

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $517 $5,009 $3,808 $0 $9,333

Cost of cryptocurrency revenue (GAAP) 285 4,118 3,258 0 7,660

Depreciation 91 1,668 1,563 0 3,322

Project Equipment Repairs 0 0 0 0 0

Contribution Margin (Non-GAAP)* $323 $2,559 $2,113 $0 $4,994

plus Prepaid Lease Cost 0 258 0 0 258

plus Legacy Hosting Contribution Margin 0 2 0 0 2

Cash Contribution Margin (Non-GAAP)* $323 $2,819 $2,113 $0 $5,255

plus Tornado Impact (Management Estimate) 0 0 0 0 0

plus Forced Shutdown (Management Estimate) 0 163 0 0 163

Cash Contribution Margin (Non-GAAP)

excluding Tornado & Shutdown*

$323 $2,983 $2,113 $0 $5,418

*Excludes R&D Expenses, SG&A Expenses

Q1 2022

Soluna Computing

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash

Contribution Margin

(Non-GAAP)

Reconciliation Of Non-GAAP Results

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 less Legacy Hosting Revenue 0 1,335 0 0 1,335

Revenue (Non-GAAP) $3,648 $6,590 $2,772 $0 $13,010

FY 2021

Soluna Computing

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345

Cost of cryptocurrency revenue (GAAP):

Electricity/Direct costs* 611 3,712 884 0 5,207

Overhead costs 563 1,280 1,020 0 2,863

Total cost of cryptocurrency revenue (GAAP) $1,174 $4,992 $1,904 $0 $8,070

Depreciation 314 1,096 713 0 2,123

Project Equipment Repairs 23 0 0 0 23

Adjusted Non-GAAP Cost of Revenue 1** $837 $3,896 $1,191 $0 $5,924

less Legacy Hosting Cost of Revenue 0 1,360 0 0 1,360

less Prepaid Lease Cost 0 307 0 0 307

Adjusted Non-GAAP Cost of Revenue 2** $837 $2,229 $1,191 $0 $4,258

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

FY 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

Reconciliation Of Non-GAAP Results

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345

Cost of cryptocurrency revenue (GAAP) 1,174 4,992 1,904 0 8,070

Depreciation 314 1,096 713 0 2,123

Project Equipment Repairs 23 0 0 0 23

Contribution Margin (Non-GAAP)* $2,810 $4,030 $1,581 $0 $8,421

plus Prepaid Lease Cost 0 307 0 0 307

plus Legacy Hosting Contribution Margin 0 25 0 0 25

Cash Contribution Margin (Non-GAAP)* $2,810 $4,361 $1,581 $0 $8,752

plus Tornado Impact (Management Estimate) 0 34 102 0 135

Cash Contribution Margin (Non-GAAP) excluding

Tornado & Shutdown*

$2,810 $4,394 $1,682 $0 $8,887

*Excludes R&D Expenses, SG&A Expenses

FY 2021

Soluna Computing

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash

Contribution Margin (Non-GAAP)

Reconciliation Of Non-GAAP Results

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345

Cost of cryptocurrency revenue (GAAP) 1,174 4,992 1,904 0 8,070

Depreciation 314 1,096 713 0 2,123

Project Equipment Repairs 23 0 0 0 23

plus Prepaid Lease Cost 0 307 0 0 307

plus Legacy Hosting Contribution Margin 0 25 0 0 25

plus Tornado Impact (Management Estimate) 0 34 102 0 135

minus SG&A 294 1,056 354 1,580 3,284

plus one-time SG&A expenses 4 880 21 663 1,568

plus non-cash stock expenses 0 0 0 233 233

Adjusted EBITDA (Non-GAAP) $2,520 $4,218 $1,349 ($683) $7,404

Reconciliation from Revenue and Cost of Revenue to Adjusted EBITDA (Non-GAAP)

FY 2021

Soluna Computing

Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the “Prepaid Lease Cost”, “Legacy Hosting Contribution Margin” and “Tornado Impact

(Management Estimate)” lines from the schedule above.

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569

less Legacy Hosting Revenue 0 579 0 0 579

Revenue (Non-GAAP) $864 $4,354 $2,772 $0 $7,990

Q4 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569

Cost of cryptocurrency revenue (GAAP):

Electricity/Direct costs* 143 2,136 884 0 3,164

Overhead costs 156 1,138 997 0 2,291

Total cost of cryptocurrency revenue (GAAP) $299 $3,274 $1,881 $0 $5,455

Depreciation 91 938 713 0 1,742

Project Equipment Repairs 0 0 0 0 0

Adjusted Non-GAAP Cost of Revenue 1** $208 $2,336 $1,169 $0 $3,712

less Legacy Hosting Cost of Revenue 0 590 0 0 590

less Prepaid Lease Cost 0 177 0 0 177

Adjusted Non-GAAP Cost of Revenue 2** $208 $1,569 $1,169 $0 $2,946

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Q4 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569

Cost of cryptocurrency revenue (GAAP) 299 3,274 1,881 0 5,455

Depreciation 91 938 713 0 1,742

Project Equipment Repairs 0 0 0 0 0

Contribution Margin (Non-GAAP)* $656 $2,597 $1,604 $0 $4,856

plus Prepaid Lease Cost 0 177 0 0 177

plus Legacy Hosting Contribution Margin 0 11 0 0 11

Cash Contribution Margin (Non-GAAP)* $656 $2,785 $1,604 $0 $5,044

plus Tornado Impact (Management Estimate) 0 34 102 0 135

Cash Contribution Margin (Non-GAAP) excluding

Tornado*

$656 $2,818 $1,705 $0 $5,179

*Excludes R&D Expenses, SG&A Expenses

Soluna Computing

Q4 2021

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash

Contribution Margin (Non-GAAP)

Reconciliation Of Non-GAAP Results

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total

Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569

Cost of cryptocurrency revenue (GAAP) 299 3,274 1,881 0 $5,455

Depreciation 91 938 713 0 $1,742

Project Equipment Repairs 0 0 0 0 $0

plus Prepaid Lease Cost 0 177 0 0 $177

plus Legacy Hosting Contribution Margin 0 11 0 0 $11

plus Tornado Impact (Management Estimate) 0 34 102 0 $135

minus SG&A 86 77 42 1,192 $1,398

plus one-time SG&A expenses 0 10 21 339 $370

plus non-cash stock expense 0 0 0 233 $233

Adjusted EBITDA (Non-GAAP) $570 $2,752 $1,684 ($621) $4,384

Reconciliation from Revenue and Cost of Revenue to Adjusted EBITDA (Non-GAAP)

Q4 2021

Soluna Computing

Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the “Prepaid Lease Cost”, “Legacy Hosting Contribution Margin” and “Tornado Impact

(Management Estimate)” lines from the schedule above.

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949

Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 less Legacy Hosting Revenue 0 757 0 0 757 0 0 757

Revenue (Non-GAAP) $905 $1,463 $0 $0 $2,368 $1,949 $0 $4,317

Q3 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949

Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124

Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661

Cost of cryptocurrency revenue (GAAP):

Electricity/Direct costs* 140 1,288 0 0 1,428 0 0 1,428

Overhead costs 166 134 15 0 315 0 0 315

Total cost of cryptocurrency revenue (GAAP) $306 $1,422 $15 $0 $1,743 $0 $0 $1,743

Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404

Depreciation 81 75 0 0 156 19 0 175

Project Equipment Repairs 23 0 0 0 23 0 0 23

Adjusted Non-GAAP Cost of Revenue 1** $203 $1,347 $15 $0 $1,564 $642 $0 $2,206

less Legacy Hosting Cost of Revenue 0 770 0 0 770 0 0 770

less Prepaid Lease Cost 0 130 0 0 130 0 0 130

Adjusted Non-GAAP Cost of Revenue 2** $203 $446 $15 $0 $664 $642 $0 $1,306

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Q3 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949

Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124

Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661

Cost of cryptocurrency revenue (GAAP) 306 1,422 15 0 1,743 0 0 1,743

Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404

Depreciation 81 75 0 0 156 19 0 175

Project Equipment Repairs 23 0 0 0 23 0 0 23

Contribution Margin (Non-GAAP)* $702 $873 ($15) $0 $1,560 $1,307 $0 $2,867

plus Prepaid Lease Cost 0 130 0 0 130 0 0 130

plus Legacy Hosting Contribution Margin 0 13 0 0 13 0 0 13

Cash Contribution Margin (Non-GAAP)* $702 $1,016 ($15) $0 $1,703 $1,307 $0 $3,010

Q3 2021

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

Soluna Computing

Reconciliation Of Non-GAAP Results

Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Net (Loss) Income (GAAP) $581 $259 ($217) ($1,089) ($466) $678 ($822) ($610)

Interest (GAAP) $0 $0 $0 $149 $149 $0 ($149) $0

Depreciation (GAAP) $81 $75 $0 $0 $156 $19 $1 $176

One-time SG&A expenses $0 $486 $164 $0 $649 $0 $150 $799

Project Equipment Repairs $23 $0 $0 $0 $23 $0 $0 $23

Corporate Assessment $0 $0 $0 $667 $667 ($354) $313 $627

Adjusted EBITDA Contribution (Non-GAAP) $684 $820 ($53) ($273) $1,178 $343 ($506) $640

Q3 2021

Soluna Computing

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647

Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657

Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502

Cost of cryptocurrency revenue (GAAP):

Electricity/Direct costs* 208 265 0 0 472 0 0 472

Overhead costs 71 0 1 0 73 0 0 73

Total cost of cryptocurrency revenue (GAAP) $279 $264 $1 $0 $545 $0 $0 $545

Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047

Depreciation 74 74 0 0 149 17 0 166

Adjusted Non-GAAP Cost of Revenue 1** $204 $190 $1 $0 $396 $485 $0 $881

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Q2 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647

Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657

Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502

Cost of cryptocurrency revenue (GAAP) 279 264 1 0 545 0 0 545

Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047

Depreciation 74 74 0 0 149 17 0 166

Contribution Margin (Non-GAAP)* $784 $478 ($1) $0 $1,261 $1,162 $0 $2,423

*Excludes R&D Expenses, SG&A Expenses

Soluna Computing

Q2 2021

Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Net (Loss) Income (GAAP) $554 $321 ($38) ($126) $710 ($270) ($1,614) ($1,174)

Other Income (Expense) $0 $0 $0 $0 $0 $5 ($3) $2

Interest (GAAP) $0 $0 $0 $26 $26 $0 ($26) $0

Depreciation (GAAP) $74 $74 $0 $0 $149 $17 $0 $165

One-time SG&A expenses $0 $37 $0 $1 $38 $0 $1,445 $1,483

Corporate Assessment $0 $0 $0 $84 $84 $488 ($572) $0

Adjusted EBITDA Contribution (Non-GAAP) $629 $432 ($38) ($15) $1,006 $240 ($770) $474

Q2 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337

Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995

Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452

Cost of cryptocurrency revenue (GAAP):

Electricity/Direct costs* 120 23 0 0 143 0 0 143

Overhead costs 170 9 6 0 185 0 0 185

Total cost of cryptocurrency revenue (GAAP) $290 $31 $7 $0 $328 $0 $0 $328

Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780

Depreciation 68 8 0 0 76 17 0 93

Adjusted Non-GAAP Cost of Revenue 1** $222 $23 $7 $0 $251 $435 $0 $687

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Q1 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337

Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995

Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452

Cost of cryptocurrency revenue (GAAP) 290 31 7 0 328 0 0 328

Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780

Depreciation 68 8 0 0 76 17 0 93

Contribution Margin (Non-GAAP)* $669 $81 ($7) $0 $744 $902 $0 $1,645

*Excludes R&D Expenses, SG&A Expenses

Soluna Computing

Q1 2021

Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

($ in 000s) (Unaudited)

Edith Marie Sophie Corporate Total MTII Corporate Consolidated

Operating (Loss) Income (GAAP) $566 ($287) ($170) ($48) $62 ($402) ($331) ($671)

Depreciation (GAAP) $68 $8 $0 $0 $76 $17 $0 $93

One-time SG&A expenses $4 $347 $161 $0 $512 $0 $249 $761

Corporate Assessment $0 $0 $0 $42 $42 $361 ($403) $0

Adjusted EBITDA Contribution (Non-GAAP) $638 $68 ($9) ($45) $693 ($24) ($485) $183

Q1 2021

Soluna Computing

Reconciliation Of Non-GAAP Results

The future of

renewable energy

is computing.

Learn more at

solunacomputing.com